Exhibit 99.2

2013 EARNINGS PRESENTATION December 20, 2013

Safe Harbor Statement

Information provided and statements contained in this report that are not purely historical are forward- looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and the Company assumes no obligation to update the information included in this report. Such forward- looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see the risk factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the fiscal year ended October 31, 2013. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward- looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

NYSE: NAV

Q4 2013 Earnings – 12/20/2013

Other Cautionary Notes

The financial information herein contains audited and unaudited information and has been prepared by management in good faith and based on data currently available to the Company. Certain non-GAAP measures are used in this presentation to assist the reader in understanding our core manufacturing business. We believe this information is useful and relevant to assess and measure the performance of our core manufacturing business as it illustrates manufacturing performance without regard to selected historical legacy costs (i.e. pension and other postretirement costs). It also excludes financial services and other items that may not be related to the core manufacturing business or underlying results. Management often uses this information to assess and measure the underlying performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts, and other interested parties to enable them to perform additional analyses of operating results. The non-GAAP numbers are reconciled to the most appropriate GAAP number in the appendix of this presentation.

NYSE: NAV

Q4 2013 Earnings – 12/20/2013

4th QUARTER 2013 RESULTS Troy Clarke, President & CEO

Troy Clarke, President & CEO

NYSE: NAV

Agenda

High Level Overview Troy Clarke

Financial Results

Q4 2013

Full Year 2013

2014 Guidance Walter Borst

Drive to Deliver Update Jack Allen

Summary Troy Clarke

NYSE: NAV

Q4 2013 Earnings – 12/20/2013

Guiding Principles & Priorities

Transformation: 2013 2014 Leading Vehicle Uptime Driving a Lean Enterprise EBITDA Margin Expansion Profitable Market Share Quality Cost Sense of Urgency Great Products Customer Satisfaction People Turnaround: Improve Quality Hit our Launches Deliver 2013 Plans Sales Momentum

NYSE: NAV

Q4 2013 Earnings – 12/20/2013

4th Quarter Summary

Continued to hit our cash guidance Lowered structural and operating costs Operating performance fell within our target, less pre-existing warranty adjustment and asset impairment Tremendous progress made in 2013

NYSE: NAV

Q4 2013 Earnings – 12/20/2013

Top 2013 Accomplishments

New leadership team Met all key product launch dates Received EPA certifications for MF13L w/ SCR Added Cummins ISX and ISB engines to product portfolio Rebuilt and reinforced quality processes Great strides in understanding scope of EGR-only warranty Reduced material cost to help offset SCR costs Implemented ROIC fix/close/sell actions Exceeded structural cost goal Reduced working capital and met or exceeded cash guidance for last 5 quarters

NYSE: NAV

Q4 2013 Earnings – 12/20/2013

2014 Focus

Warranty Strengthen our forecasting capability Halfway through maximum exposure of EGR only engines Majority of units will exit warranty by end of 2015 Market Share Class 8 order and retail share trending higher Strong market acceptance of Cummins ISB Entering 2014 with a significantly better order backlog

NYSE: NAV

Q4 2013 Earnings – 12/20/2013

FINANCIAL RESULTS

Walter Borst, Executive Vice President & CFO

NYSE: NAV

Income Statement Summary

Quarters Ended

October 31,

2013 2012

Traditional Chargeouts 13,700 14,700

Sales and revenues, net $ 2,751 $ 3,179

Segment Results:

North America Truck $ (355) $ (396)

North America Parts 147 103

Global Operations (673)

Financial Services 17 16

EBITDA $ (227) $ (437)

Loss from continuing operations before income taxes $ (357) $ (557)

Income (loss) from continuing operations, net of tax(A) (153) (2,737)

Net loss(A 154 2,769)

Diluted loss per share from continuing operations (A) $ (1.90) $ (39.67)

Diluted loss per share(A) (1.91) (40.13)

(A) Amounts attributable to Navistar International Corporation.

Note: This slide contains non-GAAP information; please see the REG G in appendix for a detailed reconciliation.

NYSE: NAV

Q4 2013 Earnings – 12/20/2013

Q4 2013 EBITDA

$ in millions

Note: This slide contains non-GAAP information; please see the REG G in appendix for a detailed reconciliation.

$100

$50

$0

($50)

($100)

($150)

($200)

($250)

($227)

($152)

($80)

$5

Q4 2013

Actual EBITD Apre-existing warranty

Asset Impairment Charges

Q4 2013

Adjusted EBITED

Q4 Guidance

EBITDA Range:

$0-$50

NYSE: NAV

Q4 2013 Earnings – 12/20/2013

FY 2013 EBITDA

Functional Areas Drive Y-O-Y Improvements $ in millions $200 $0 ($665) ($360) ($200) $129 $75 ($149) ($80) ($400) $330 ($600) ($800) FY 2012 Actual Structural Cost Material Cost Performance Manufacturing Volume/ Mix/ Pricing Corp./ Other FY 2013 Actual Note: This slide contains non-GAAP information; please see the REG G in appendix for a detailed reconciliation.

NYSE: NAV

Q4 2013 Earnings – 12/20/2013

Q4 2013 Manufacturing Cash Update

$ in millions * Cash balance includes marketable securities. **Guidance as provided on 9/4/2013 Note: This slide contains non-GAAP information; please see the REG G in appendix for a detailed reconciliation. Guidance** Actual Q3 2013 Manufacturing Cash Balance* $1,087 $1,087 Consolidated EBITDA 0—50 (227) Capex/Cash Interest/Pension & OPEB Funding (173) (164) Change in Net Working Capital/Debt Payments/Other 86—136 360 Q4 2013 Manufacturing Cash Balance* (excluding New Convertible Notes & Loan from NFC) $1,000—$1,100 $1,056 New Convertible Notes & Loan from NFC Q4 2013 Manufacturing Cash Balance* $1,523

Q4 2013 Earnings – 12/20/2013

Manufacturing Cash Balance*

$Millions

$1,600

$1,400

$1,200

$1,000

$800

$600

$400

$200

$0

$722

$777

$1,152

$1,100

$1,186

$837

$681

$627

$1,505

$1,189

$1,164

$1,087

$1,523

2007

2008

2009

2010

2011

Q1 2012

Q2 2012

Q3 2012

Q4 2012

Q1 2013

Q2 2013

Q3 2013

Q3 2014

Manufacturing Cash Balance*

Guidance

Guidance including financing transactions

* Cash balance includes marketable securities.

Note: This slide contains non-GAAP information; please see the REG G in appendix for a detailed reconciliation.

NYSE: NAV

Q4 2013 Earnings – 12/20/2013

Guidance: Q1 2014 Manufacturing Cash

$ in millions

Q4 2013 Manufacturing Cash Balance*

(including New Convertible Notes & Loan from NFC)

Consolidated EBITDA**

Capex/Cash Interest/Pension & OPEB Funding

Change in Net Working Capital/Debt Payments/Other

Q1 2014 Manufacturing Cash Balance*

Guidance

$1,523

(100) - (50)

(154)

(269) - (219)

$1,000 - $1,100

Historic Q1 Manufacturing Cash Balances*

$ in millions

$1,400

$1,200

$1,000

$800

$600

$400

$200

$0

$533

$582

$668

$762

$837

$1,189

$1,000-$1,100

2008

2009

2010

2011

2012

2013

2014 Guidance

* Cash balance includes marketable securities.

** Excluding one-time items and pre-existing warranty

Note: This slide contains non-GAAP information; please see the

REG G in appendix for a detailed reconciliation.

Q4 2013 Earnings – 12/20/2013

Additional Insight into 2014

Funded status of post-retirement plans improved by ~$860 million Pension cash contributions of $180 million Capital expenditures of approximately $150 million

NYSE: NAV

Q4 2013 Earnings – 12/20/2013

EPA 2010 EGR Only

Half-way through our maximum warranty exposure of 2010 EGR emission engines Defined population Majority of units will exit warranty by the end of 2015

NYSE: NAV

Q4 2013 Earnings – 12/20/2013

Summing It Up

Lower break-even point through cost reduction Manufacturing cash balance is highest in at least 30 years Working capital improved significantly in 2013 New segments allow business to be run more efficiently

NYSE: NAV

Q4 2013 Earnings – 12/20/2013

Long-term EBITDA Goals

4 Pronged Action Plan to Improve EBITDA Volume Material Structural Warranty increase cost savings cost savings cost reductions 2013 Actual 2014 2015 Exiting & Long-term Class 6—8 & Bus industry 301,300 300—335,000 325—350,000 Class 6—8 & Bus combined market share 18% 21% 22—24% Material cost Decrease 5% decrease Structural cost savings $330 million Additional $150 million < 10% of sales Warranty expense Decrease 4% decrease EBITDA Margin 8 – 10%

NYSE: NAV

Q4 2013 Earnings – 12/20/2013

DRIVE TO DELIVER

Jack Allen, Executive Vice President & COO

NYSE: NAV

Investing in Quality

Actions demonstrate customer commitment Continue to focus upgrading 2010-2012 EGR engines Positive quality and uptime trends continue to improve with new SCR products

NYSE: NAV

Q4 2013 Earnings – 12/20/2013

Class 6—8 Industry Trends

Mixed signals in fundamental economic drivers FY 2013 Class 8 industry 211,000, down 8% from 230,000 in 2012 FY 2014 Class 8 industry modest growth to 220,000—230,000

NYSE: NAV

Q4 2013 Earnings – 12/20/2013

Market Share

Q4 Class 6—8 truck orders up 12% from Q3 2013; up 34% from Q4 2012 Q4 backlog up 26% from Q4 2012 for our traditional markets; Class 8 backlog up 34% Q4 Class 8 retail market share at 16%, the highest it has been all year Q4 Class 6/7 retail market share at 20%; Q4 order intake was 27%, the highest it has been all year

NYSE: NAV

Q4 2013 Earnings – 12/20/2013

Sales Momentum at Navistar

15L ISX 16,000+ orders received since September 2012 Improvements in fuel economy & uptime 13L SCR 4,000,000+ test miles logged 7,500+ orders received since March 2013 Class 6/7 with ISB 6,000+ truck and bus orders received since September 2013 Production began in December 2013 Completed transition of on-highway Class 8 products to SCR Hit all launches in 2013

NYSE: NAV

Q4 2013 Earnings – 12/20/2013

Drive to Deliver Progress in Q4 2013

North America Parts: Improved profitability Used Truck: Record retail sales; 7% inventory decline over FY 2012 Material cost reductions: Exceeded goals Manufacturing: Transitions to Escobedo and Springfield complete Mexico: Positive performance in Truck, Parts, & Financing SG&A / Structural cost reductions: Exceeded goals Global: Brazil volumes impacted by economy; restructuring complete

NYSE: NAV

Q4 2013 Earnings – 12/20/2013

Status

Encouraged by market reception of Class 6—8 products Progressing toward profitability Building momentum for 2014

NYSE: NAV

Q4 2013 Earnings – 12/20/2013

SUMMARY Troy Clarke, President & CEO

NYSE: NAV

2014 Milestones

Class 8 industry of 220,000—230,000 2014 Class 6-8 and Bus share to be 21% or greater Slight pricing improvement Structural cost reductions of $150 million Material cost reduction will more than fully offset cost of SCR Manufacturing cost savings of $50—$60 million Capital expenditures comparable to 2013 8-10% EBITDA run rate goal by end of 2015

NYSE: NAV

Q4 2013 Earnings – 12/20/2013

Appendix

NYSE: NAV

FY 2013 Segment Realignment

$ in millions

North North

New Segments America America Global Corporate

Truck Parts Operations NFC and Elimin. Total

External Sales and Revenues, Net $6,312 $2,558 $1,747 $158 $0 $10,775

PBT, after minority interest ($902) $476 ($6) $81 ($677) ($1,028)

Prior Segments Corporate

Truck Engine Parts NFC and Elimin. Total

External Sales and Revenues, Net $6,788 $1,774 $2,055 $158 $0 $10,775

PBT,, after minority intereste ts ($528)5 8) ($278)78) $368 $81 ($671) ($1,028)

Loss from continuing operations before income taxes $974

Less: Net (income) attributable to non-controlling interests (54)

Loss from continuingg operation before income taxes

attributable to Navistar International Corporation $1,028,

Income tax (benefit) $(171)

Loss from discontinued operations, net of tax 41

Net loss attributable to Navistar International Corp. $ 898

NYSE: NAV

Q4 2013 Earnings – 12/20/2013

Income Statement Summary

$ Millions, except per share	Year Over Year Q4-13	Year Over Year Q4-12	Sequential Q3-13
World wide truck chargeouts from continuing operations	21,800	22,600	22,800
Revenue	$ 2,751	$ 3,179	$ 2,861
Cost of goods sold	2,565	3,051	2,547
Selling, general and administrative	310	370	308
Engineering and product development costs	96	130	99
Interest expense	81	77	76
Restructuring, impairment, and other expense (income)	61	100	45
EBITDA *(excluding discontinued operations)*	$ (227)	$ (437)	$ (74)
Loss from continuing operations before income taxes	$ (357)	$ (557)	$ (211)
Less: Net income (loss) attributable to non-controlling interests	20	13	10
Loss from continuing operations before income taxes attributable to Navistar International Corporation	$ (377)	$ (570)	$ (221)
Net loss attributable to Navistar International Corporation	$ (154)	$ (2,796)	$ (247)
Net loss per diluted share	$ (1.91)	$ (40.13)	$ (3.06)

Notes: (1) EBITDA: Q4-13, Q3-13, and Q4-12 exclude $(1), $(10), and $(32) million respectively from discontinued operations.
(2) Diluted Loss Per Share from discontinued operations for Q4-13, Q3-13, and Q4-12 were $0.01, $0.12, and $0.46 respectively. Average shares outstanding were 80.4, 80.6, and 69.1 million respectively.

NYSE: NAV

NAVISTAR®
Q4 2013 Earnings – 12/20/2013

Note: This slide contains non-GAAP information; please see the REG G in appendix for a detailed reconciliation.

32

Income Statement Summary

Notes: (1) EBITDA: FY 2013 and FY 2012 exclude $(41) and $(71) million respectively from discontinued operations. (2) Diluted Loss Per Share from discontinued operations were $0.51 in FY 2013 and $1.03 in FY 2012, Average shares outstanding were 80.4 million in FY 2013 compared to 69.1 million in FY 2012. Note: This slide contains non-GAAP information; please see the REG G in appendix for a detailed reconciliation. Year Over Year $ Millions, except per share FY 2013 FY 2012 World wide truck chargeouts from continuing operations 84,400 101,300 Revenue $ 10,775 $ 12,695 Cost of goods sold 9,761 11,401 Selling, general and administrative 1,215 1,419 Engineering and product development costs 406 532 Interest expense 321 259 Restructuring, impairment, and other expense (income) 57 166 EBITDA (excluding discontinued operations) $ (360) $ (665) Loss from continuing operations before income taxes $ (974) $ (1,111) Less: Net income (loss) attributable to non-controlling interests 54 48 Loss from continuing operations before income taxes attributable to Navistar International Corporation $ (1,028) $ (1,159) Net loss attributable to Navistar International Corporation $ (898) $ (3,010) Net loss per diluted share $ (11.17) $ (43.56)

NYSE: NAV

Q4 2013 Earnings – 12/20/2013

Navistar Financial Corporation

Highlights $81 million Financial Services Segment profit for 2013, $17 million Q4 Increased capacity and better terms on dealer funding facilities in Q4 Total U.S. financing availability of $590 million as of October 31, 2013 Debt/Equity Leverage increased to 2.7:1 as of October 31, 2013 after $270 million loan to Navistar affiliate in Q4. Retail Notes Bank Facility Dealer Floor Plan $840 million facility ($500 million revolver and $340 million term loan matures in December 2016) Funding for retail notes, wholesale notes, retail accounts, and dealer open accounts On balance sheet NFSC wholesale trust as of October 2013 $950 million funding facility Variable portion matures September 2014 Term portions mature January 2015 and September 2015 On balance sheet Broader product offering Enhanced ability to support large fleets Better access to less expensive capital

NYSE: NAV

Q4 2013 Earnings – 12/20/2013

A Leader in Several Commercial Vehicle Segments

Note: Based on market share position determined by brand Class 6/7 Medium-Duty Retail Market Share: Q4 2013: ~20% FY 2013: ~24% U.S. and Canada Class 6-8: Class 8 Severe Service Retail Market Share: Q4 2013: ~20% FY 2013: ~ 22% Class 8 Heavy Retail Market Share: Q4 2013: ~14% FY 2013: ~ 12% Combined Class 8 Retail Market Share: Q4 2013: ~16% FY 2013: ~ 15%

NYSE: NAV

Q4 2013 Earnings – 12/20/2013

Market Share

We define our “traditional” markets to include U.S. and Canada and Class 6 through 8 medium and heavy truck. Our “traditional” markets include CAT- branded units sold to Caterpillar under our North America supply agreement. 2013 2013 2012 2012 2011 2011 “Traditional” Markets (U.S. and Canada) School buses 37% 41% 45 % Class 6 and 7 medium trucks 24% 32% 38 % Class 8 heavy trucks 12% 15% 17 % Class 8 severe service trucks(A) 22% 29% 31 % Total “traditional” markets 18% 22% 27 % Combined Class 8 trucks 15% 18% 20%

NYSE: NAV

Q4 2013 Earnings – 12/20/2013

Worldwide Truck Chargeouts

FISCAL YEAR 2011	Q1	Q2	Q3	Q4	FULL YEAR
BUS	2,100	2,100	2,300	3,000	9,500
MEDIUM	4,500	7,100	5,900	5,900	23,400
HEAVY	4,700	5,200	6,700	9,100	25,700
SEVERE	2,300	2,900	3,000	3,200	11,400
TOTAL	13,600	17,300	17,900	21,200	70,000
MILITARY VEHICLES	600	700	800	1,600	3,700
EXPANSIONARY	4,800	6,900	8,000	8,900	28,600
WORLDWIDE TRUCK-Continued Ops	19,000	24,900	26,700	31,700	102,300
DISCONTINUED OPERATIONS	400	800	2,100	2,800	6,100
WORLDWIDE TRUCK-Total	19,400	25,700	28,800	34,500	108,400

FISCAL YEAR 2012	Q1	Q2	Q3	Q4	FULL YEAR
BUS	1,700	2,600	3,000	2,400	9,700
MEDIUM	4,300	7,100	4,900	3,600	19,900
HEAVY	8,000	7,200	6,300	5,600	27,100
SEVERE	3,300	3,600	3,600	3,100	13,600
TOTAL	17,300	20,500	17,800	14,700	70,300
MILITARY VEHICLES	200	400	500	500	1,600
EXPANSIONARY	7,100	7,300	7,600	7,400	29,400
WORLDWIDE TRUCK-Continued Ops	24,600	28,200	25,900	22,600	101,300
DISCONTINUED OPERATIONS	200	200	1,300	2,000	3,700
WORLDWIDE TRUCK-Total	24,800	28,400	27,200	24,600	105,000

FISCAL YEAR 2013	Q1	Q2	Q3	Q4	FULL YEAR
BUS	2,000	2,500	2,700	2,300	9,500
MEDIUM	4,100	4,500	3,400	2,700	14,700
HEAVY	4,600	4,500	5,900	6,100	21,100
SEVERE	2,400	2,000	2,800	2,600	9,800
TOTAL	13,100	13,500	14,800	13,700	55,100
MILITARY VEHICLES	300	400	100	-	800
EXPANSIONARY	6,600	5,900	7,900	8,100	28,500
WORLDWIDE TRUCK-Continued Ops	20,000	19,800	22,800	21,800	84,400
DISCONTINUED OPERATIONS	200	200	-	-	400
WORLDWIDE TRUCK-Total	20,200	20,000	22,800	21,800	84,800

We define chargeouts as trucks that have been invoiced to customers. The units held in dealer inventory represent the principal difference between retail deliveries and chargeouts. This table summarizes our approximate worldwide chargeouts from our continuing operations.

We define our "traditional" markets to include U.S. and Canada School bus and Class 6 through 8 medium and heavy truck. Our "traditional" markets include CAT-branded units sold to Caterpillar under our North America supply agreement.

Memo: As of 1/31/2013 operations for Monaco RV and Workhorse have been discontinued. As a result, all historical data has been recast. Monaco RV and Workhorse units were previously categorized under expansionary and medium.

Memo: As of 10/31/2013 all periods presented have been recast to include all militarized units separately under military vehicles.

NYSE: NAV

NAVISTAR®

Q4 2013 Earnings – 12/20/2013

37

Worldwide Engine Shipments

2011 2011 2011 2011 2011 Navistar Q1 Q2 Q3 Q4 Full Year OEM sales—South America 27,200 37,100 38,200 36,100 138,600 Other OEM sales 4,500 4,400 3,700 3,600 16,200 Intercompany sales 17,300 23,500 22,300 25,700 88,800 Total Shipments 49,000 65,000 64,200 65,400 243,600 2012 2012 2012 2012 2012 Navistar Q1 Q2 Q3 Q4 Full Year OEM sales—South America 24,100 25,300 28,600 28,700 106,700 Other OEM sales 2,200 2,000 3,000 2,900 10,100 Intercompany sales 21,600 23,400 20,600 17,500 83,100 Total Shipments 47,900 50,700 52,200 49,100 199,900 2013 2013 2013 2013 2013 Navistar Q1 Q2 Q3 Q4 Full Year OEM sales—South America 25,600 30,800 31,000 28,800 116,200 Other OEM sales 1,900 2,300 2,600 2,500 9,300 Intercompany sales 16,500 15,100 14,900 13,400 59,900 Total Shipments 44,000 48,200 48,500 44,700 185,400

NYSE: NAV

Q4 2013 Earnings – 12/20/2013

Order Receipts – U.S. & Canada We define our “traditional” markets to include U.S. and Canada School bus and Class 6 through 8 medium and heavy truck. Our “traditional” markets include CAT-branded units sold to Caterpillar under our North America supply agreement. 2013 vs. 2012 (in units) 2013 2012 2011 Change % Change Change % Change “Traditional” Markets (U.S. and Canada) School buses 10,200 11,300 8,800 (1,100) (10)% 2,500 28 % Class 6 and 7 medium trucks 15,300 18,300 24,300 (3,000) (16)% (6,000) (25)% Class 8 heavy trucks 24,500 22,500 29,600 2,000 9% (7,100) (24)% Class 8 severe service trucks 9,000 12,400 11,600 (3,400) (27)% 800 7 % Total “traditional” Markets 59,000 64,500 74,300 (5,500) (9)% (9,800) (13)% Combined Class 8 trucks 33,500 34,900 41,200 (1,400) (4)% (6,300) (15)%

NYSE: NAV

Q4 2013 Earnings – 12/20/2013

U.S. and Canada Dealer Stock Inventory* *

Includes U.S. and Canada Class 4-8 and school bus inventory, but does not include U.S. IC Bus. Updated

12,000 10,000 8,000 6,000 4,000 2,000 7/31/04 10/31/04 1/31/05 4/30/05 7/31/05 10/31/05 1/31/06 4/29/06 7/31/06 7/31/06 10/31/06 1/31/07 4/30/07 7/31/07 10/31/07 1/31/08 4/30/08 7/30/08 10/31/08 1/31/09 4/30/09 7/31/09 10/31/09 1/31/10 4/30/10 7/31/10 10/31/10 1/31/11 4/30/11 7/31/11 10/31/11 1/31/12 4/30/12 7/31/12 10/31/12 1/31/13 4/30/13 7/31/13 10/31/13

NYSE: NAV

Q4 2013 Earnings – 12/20/2013

Frequently Asked Questions

Q1: What is included in Corporate and Eliminations? A: The primary drivers of Corporate and Eliminations are Corporate SG&A, pension and OPEB expense (excluding amounts allocated to the segments), annual incentive, manufacturing interest expense, and the elimination of intercompany sales and profit between segments. Q2: What is included in your equity in loss of non-consolidated affiliates? A: Equity in loss of non-consolidated affiliates is derived from our ownership interests in partially-owned affiliates that are not consolidated. Q3: What is your net income attributable to non-controlling interests? A: Net income attributable to non-controlling interests is the result of the consolidation of subsidiaries in which we do not own 100%, and is primarily comprised of Ford’s non-controlling interest in our Blue Diamond Parts joint venture. Q4: What are your expected 2014 and beyond pension funding requirements? A: Future contributions are dependent upon a number of factors, principally the changes in values of plan assets, changes in interest rates and the impact of any funding relief currently under consideration. In 2013, we contributed $165 million to meet the minimum required contributions for all plans. We expect to contribute $180 million to our pension plans in 2014. We currently expect that in 2015 through 2017, the company will be required to contribute at least $174 million per year to our pension plans, depending on asset performance and discount rates.

NYSE: NAV

Q4 2013 Earnings – 12/20/2013

Frequently Asked Questions

Q5: What is your expectation for future cash tax payments?

A: Our cash tax payments will remain low in 2014 and will gradually increase as we utilize available net operating losses (NOLs) and tax credits in the future years.

Q6: What is the current balance of net operating losses as compared to other deferred tax assets?

A: As of October 31, 2013 the Company has deferred tax assets for U.S. federal NOLs valued at $546 million, state NOLs valued at $117 million, and foreign NOLs valued at $177 million, for a total undiscounted cash value of $840 million. In addition to NOLs, the Company has deferred tax assets for accumulated tax credits of $259 million and other deferred tax assets of $1.8 billion resulting in net deferred tax assets before valuation allowances of approximately $2.9 billion. Of this amount, $2.7 billion is subject to a valuation allowance at the end of FY2013.

Q7: How does your FY 2013 Class 8 industry outlook compare to ACT Research?

A:

U.S. and Canadian Class 8 Truck Sales

Reconciliation to ACT - Retail Sales	2013
ACT*	215,900
CY to FY adjustment	(2,908)
Total (ACT comparable Class 8 to Navistar)	**212,992**

Reconciliation to ACT - Retail Sales	2014	
ACT*	244,500	
CY to FY adjustment	(4,508)	
Total (ACT comparable Class 8 to Navistar)	**239,992**	
Navistar Industry Retail Deliveries Combined Class 8 Trucks	220,000	230,000
Navistar difference from ACT	19,992	9,992
*Source: ACT N.A. Commercial Vehicle Outlook - December 2013	9.1%	4.3%

NYSE: NAV

NAVISTAR®

Q4 2013 Earnings – 12/20/2013

42

Frequently Asked Questions

Q8: What is your manufacturing interest expense for Fiscal Year 2014? A: Manufacturing interest for 2014 is forecasted at approximately $270 million. Q9: What should we assume for capital expenditures in Fiscal Year 2014? A: Capital expenditures were $167 million for FY 2013, which is lower than our traditionally guided capital spending range of $200 to $300 million for product development. We expect capital expenditures of approximately $150 million in FY 2014. Q10: For the 3rd party manufacturing debt currently outstanding in your most recent financial statement filings, on a pro forma basis, what are the respective maturity dates and principal amounts outstanding? A: The amounts and maturity dates are as follows (the values shown below are the amounts due and exclude the accounting impact of any OID or bifurcation): Senior Secured Term Loan Credit Facility, due August 17, 2017 $698 million 8.25% Senior Notes due November 1, 2021 $1,200 million 3.0% Senior Subordinated Convertible Notes due October 15, 2014 $570 million 4.5% Senior Subordinated Convertible Notes due October 15, 2018 $200 million Debt of majority owned dealerships (various maturity dates) $48 million Financing arrangements and capital lease obligations (various maturity dates) $77 million Loan Agreement related to the 6.5% Tax Exempt Bonds due October 15, 2040 $225 million Promissory Note due September 30, 2015 $20 million Financed Lease Obligations $218 million Other (various maturity dates) $39 million Total $3,295 million

NYSE: NAV

Q4 2013 Earnings – 12/20/2013

Outstanding Debt Balances

$ in millions

(in millions) 2013 2012

Manufacturing operations:

Senior Secured Term Loan Credit Facility, as Amended, due 2017, net of unamortized discount of $4 and $9,

respectively $ 693 $ 991

8.25% Senior Notes, due 2021, net of unamortizedunamortized discount of $22 and $28, respectively 1,178 872

3.0% Senior Subordinated Convertible Notes, due 2014, net of unamortized discount of $26 and $50, respectively 544 520

4.50% Senior Subordinated Convertible Notes, due 2018, net of unamortized discount of $23 177 —

Debt of majority-owned dealershipsp 48 60

Financing arrangements and capital lease obligations 77 140

Loan Agreement related to 6.5% Tax Exempt Bonds, due 2040 225 225

Promissory Note 20 30

Financed lease obligationsg 218 —

Other 39 67

Total Manufacturing operations debt 3,219 2,905

Less: Current portion 658 172

Net long-term Manufacturing operations debt $ 2,561 $ 2,733

(in millions) 2013 2012

Financial Services operations:

Asset-backed debt issued by consolidated SPEs, at fixed and variable rates, due serially through 2019 $ 778 $ 994

Bank revolvers, at fixed and variable rates, due dates from 2014 throughg 2019 1,018, 763

Commercial paper, at variable rates, matured in 2015 21 31

Borrowings secured by operating and finance leases, at various rates, due serially through 2017 49 78

Total Financial Services operations debt 1,866, 1,866,

Less: Current portion 505 1,033

Net long-term Financial Services operations debt $ 1,361 $ 833

NYSE: NAV

Q4 2013 Earnings – 12/20/2013

Manufacturing Cash Flow

Beginning Mfg. Cash1 Balance Fiscal 2010 Fiscal 2011 Fiscal 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 October 31, 2009 $ 1,152 October 31, 2010 $ 1,100 October 31, 2011 $ 1,186 October 31, 2012 $ 1,505 January 31, 2013 $ 1,189 April 30, 2013 $ 1,164 July 31, 2013 $ 1,087 Approximate Cash Flows: From Operations 409 680 (298) (203) (34) (11) 10 From Investing / (Cap Ex) (350) (485) (362) (71) (232) (54) (46) From Financing / (Debt Pay Down) (110) (106) 977 (37) 242 3 469 Exchange Rate Effect (1) (3) 2 (5) (1) (15) 3 Net Cash Flow $ (52) $ 86 $ 319 $ (316) $ (25) $ (77) $ 436 Ending Mfg. Cash1 Balance: October 31, 2010 $ 1,100 October 31, 2011 $ 1,186 October 31, 2012 $ 1,505 January 31, 2013 $ 1,189 April 30, 2013 $ 1,164 July 31, 2013 $ 1,087 October 31, 2013 $ 1,523 1Cash = Cash, Cash Equivalents & Marketable Securities $ in millions

NYSE: NAV

Q4 2013 Earnings – 12/20/2013

SEC Regulation G Non-GAAP Reconciliation

The financial measures presented below are unaudited and not in accordance with, or an alternative for, financial measures presented in accordance with U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Manufacturing Segment Results: We believe manufacturing segment results, which includes the segment results of our North America Truck, North America Parts, and Global Operations reporting segments, provide meaningful information of our core manufacturing business and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business. Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non- GAAP adjustments shown in the below reconciliation, and to provide an additional measure of performance. Earnings (loss) Before Interest, Income Taxes, Depreciation, and Amortization (“EBITDA”): We define EBITDA as our consolidated net income (loss) from continuing operations attributable to Navistar International Corporation, net of tax, plus manufacturing interest expense, income taxes, and depreciation and amortization. We believe EBITDA provides meaningful information to the performance of our business and therefore we use it to supplement our GAAP reporting. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results. Manufacturing Cash Flow and Manufacturing Cash, Cash Equivalents, and Marketable Securities: Manufacturing cash flow is used and is presented to aid in developing an understanding of the ability of our operations to generate cash for debt service and taxes, as well as cash for investments in working capital, capital expenditures and other liquidity needs. This information is presented as a supplement to the other data provided because it provides information which we believe is useful to investors for additional analysis. Our manufacturing cash flow is prepared with marketable securities being treated as a cash equivalent. Manufacturing cash, cash equivalents, and marketable securities represents the Company’s consolidated cash, cash equivalents, and marketable securities excluding cash, cash equivalents, and marketable securities of our financial services operations. We include marketable securities with our cash and cash equivalents when assessing our liquidity position as our investments are highly liquid in nature. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the below reconciliation, and to provide an additional measure of performance.

NYSE: NAV

Q4 2013 Earnings – 12/20/2013

SEC Regulation G Non-GAAP Reconciliations

Manufacturing segment cash and cash equivalents and marketable securities reconciliation:

(in millions)	2012 Jan. 31	2012 Apr 30	2012 Jul. 31	2012 Oct. 31	2013 Jan. 31	2013 Apr 30	2013 Jul. 31	2013 Oct. 31
Manufacturing Operations:								
Cash and cash equivalents	$ 418	$ 364	$ 488	$ 1,059	$ 438	$ 465	$ 413	$ 727
Marketable securities	419	317	139	446	751	699	674	796
Manufacturing Cash and cash equivalents and Marketable securities	**$ 837**	**$ 681**	**$ 627**	**$ 1,505**	**$ 1,189**	**$ 1,164**	**$ 1,087**	**$ 1,523**
Financial Services Operations:								
Cash and cash equivalents	$ 70	$ 36	$ 59	$ 28	$ 59	$ 40	$ 12	$ 28
Marketable securities	20	20	20	20	20	34	34	34
Financial Services Cash and cash equivalents and Marketable securities	**$ 90**	**$ 56**	**$ 79**	**$ 48**	**$ 79**	**$ 74**	**$ 46**	**$ 62**
Consolidated Balance Sheet								
Cash and cash equivalents	$ 488	$ 400	$ 547	$ 1,087	$ 497	$ 505	$ 425	$ 755
Marketable securities	439	337	159	466	771	733	708	830
Consolidated Cash and cash equivalents and Marketable securities	**$ 927**	**$ 737**	**$ 706**	**$ 1,553**	**$ 1,268**	**$ 1,238**	**$ 1,133**	**$ 1,585**

(in millions)	2007 Oct. 31	2008 Jan. 31	2008 Oct. 31	2009 Jan. 31	2009 Oct. 31	2010 Jan. 31	2010 Oct. 31	2011 Jan. 31	2011 Oct. 31
Manufacturing Operations:									
Cash and cash equivalents	$ 716	$ 512	$ 775	$ 433	$ 1,152	$ 618	$ 534	$ 372	$ 488
Marketable securities	6	21	2	149	—	50	566	390	698
Manufacturing Cash and cash equivalents and Marketable securities	**$ 722**	**$ 533**	**$ 777**	**$ 582**	**$ 1,152**	**$ 668**	**$ 1,100**	**$ 762**	**$ 1,186**
Financial Services Operations:									
Cash and cash equivalents	$ 61	$ 82	$ 86	$ 64	$ 60	$ 72	$ 51	$ 27	$ 51
Marketable securities	—	—	—	—	—	—	20	20	20
Financial Services Cash and cash equivalents and Marketable securities	**$ 61**	**$ 82**	**$ 86**	**$ 64**	**$ 60**	**$ 72**	**$ 71**	**$ 47**	**$ 71**
Consolidated Balance Sheet									
Cash and cash equivalents	$ 777	$ 594	$ 861	$ 497	$ 1,212	$ 690	$ 585	$ 399	$ 539
Marketable securities	6	21	2	149	—	50	586	410	718
Consolidated Cash and cash equivalents and Marketable securities	**$ 783**	**$ 615**	**$ 863**	**$ 646**	**$ 1,212**	**$ 740**	**$ 1,171**	**$ 809**	**$ 1,257**

NYSE: NAV

NAVISTAR®

Q4 2013 Earnings – 12/20/2013

47

SEC Regulation G Non-GAAP Reconciliations

Manufacturing Cash

$ in millions

Manufacturing segment cash flow reconciliation:

		Manufacturing Operations		Financial Services Operations		Adjustments		Condensed Consolidated Cash Flows **
For the year ended October 31, 2010								
Cash flows from operations		409		698		-		1,107
Cash flows from investing / capital expenditures		(350)		492		(576)		(434)
Cash flows from financing / debt pay down		(110)		(1,180)		(10)		(1,300)
Effect of exchange rate changes		(1)		1		-		-
Net cash flows		(52)		11		(586)		(627)
Beginning cash, cash equivalents and marketable securities balance		1,152		60		-		1,212
Ending cash, cash equivalents and marketable securities balance	$	1,100	$	71	$	(586)	$	585
For the year ended October 31, 2011								
Cash flows from operations		680		200		-		880
Cash flows from investing / capital expenditures		(485)		(206)		(132)		(823)
Cash flows from financing / debt pay down		(106)		6		-		(100)
Effect of exchange rate changes		(3)		-		-		(3)
Net cash flows		86		-		(132)		(46)
Beginning cash, cash equivalents and marketable securities balance		1,100		71		(586)		585
Ending cash, cash equivalents and marketable securities balance	$	1,186	$	71	$	(718)	$	539

**Adjusted to exclude marketable securities from the ending balance and to include the change in marketable securities in the cash flows from investing/capital expenditures line.

NAVISTAR®
Q4 2013 Earnings – 12/20/2013
48

SEC Regulation G Non-GAAP Reconciliations

Manufacturing Cash

$ in millions

Manufacturing segment cash flow reconciliation:

	Manufacturing Operations	Financial Services Operations	Adjustments	Condensed Consolidated Cash Flows **
For the year ended October 31, 2012				
Cash flows from operations	(298)	908	-	610
Cash flows from investing / capital expenditures:	(362)	108	252	(2)
Cash flows from financing / debt pay down	977	(1,040)	-	(63)
Effect of exchange rate changes	2	1	-	3
Net cash flows	319	(23)	252	548
Beginning cash, cash equivalents and marketable securities balance	1,186	71	(718)	539
Ending cash, cash equivalents and marketable securities balance	$ 1,505	$ 48	$ (466)	$ 1,087
For the twelve months ended October 31, 2013				
Cash flows from operations	(238)	338	-	100
Cash flows from investing / capital expenditures:	(403)	(43)	(364)	(810)
Cash flows from financing / debt pay down	677	(284)	-	393
Effect of exchange rate changes	(18)	3	-	(15)
Net cash flows	18	14	(364)	(332)
Blue Diamond Consolidation	-	-	-	-
Beginning cash, cash equivalents and marketable securities balance	1,505	48	(466)	1,087
Ending cash, cash equivalents and marketable securities balance	$ 1,523	$ 62	$ (830)	$ 755

**Adjusted to exclude marketable securities from the ending balance and to include the change in marketable securities in the cash flows from investing/capital expenditures line.

NAVISTAR®
Q4 2013 Earnings – 12/20/2013
49

SEC Regulation G Non-GAAP Reconciliations

Earnings (loss) before interest, taxes, depreciation, and amortization ("EBITDA") reconciliation

Earnings (loss) before interest, taxes, depreciation, and amortization ("EBITDA") reconciliation:

(in millions)	Quarter Ended July 31, 2013	Quarters Ended October 31, 2013	Quarters Ended October 31, 2012	Years Ended October 31, 2013	Years Ended October 31, 2012
Loss from continuing operations attributable to NIC, net of tax	(237)	**(153)**	(2,737)	**(857)**	(2,939)
Plus:					
Depreciation and amortization expense	88	**87**	77	**417**	323
Manufacturing interest expense[(A)]	59	**63**	56	**251**	171
Less:					
Income tax benefit (expense)	(16)	**224**	(2,167)	**171**	(1,780)
EBITDA	$ (74)	**$ (227)**	$ (437)	**$ (360)**	$ (665)

(A) Manufacturing interest expense is the net interest expense primarily generated for borrowings that support the manufacturing and corporate operations, adjusted to eliminate intercompany interest expense with our Financial Services segment. The following table reconciles Manufacturing interest expense to the consolidated interest expense:

(in millions)	Quarter Ended July 31, 2013	Quarters Ended October 31, 2013	Quarters Ended October 31, 2012	Years Ended October 31, 2013	Years Ended October 31, 2012
Interest expense	$ 76	**$ 81**	$ 77	**$ 321**	$ 259
Less:					
Financial services interest expense	17	**18**	21	**70**	88
Manufacturing interest expense	$ 59	**$ 63**	$ 56	**$ 251**	$ 171

Adjusted EBITDA reconciliation:

(in millions)	Quarter Ended October 31, 2013
Q4 2013 EBITDA *(reconciled above)*	**$ (227)**
Less expenses of:	
Adjustments to pre-existing warranties[(A)]	**(152)**
Asset impairments charges[(B)]	**(80)**
Adjusted Q4 2013 EBITDA	**$ 5**

NYSE: NAV

NAVISTAR®

Q4 2013 Earnings – 12/20/2013

50

Significant Items Included Within Our Results

(in millions)	Quarter Ended October 31, 2013	Quarter Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
Expense (income):				
Adjustments to pre-existing warranties[(A)]	**$ 152**	$ 149	**$ 404**	$ 404
Asset impairment charges[(B)]	**80**	—	**97**	38
Cost-reduction actions and other strategic initiatives[(C)]	**11**	73	**11**	73
Charges for non-conformance penalties[(D)]	**7**	14	**36**	34
Accelerated depreciation[(E)]	**2**	—	**41**	—
Monaco RV divestiture[(F)]	**—**	—	**24**	—
Mahindra Joint Ventures divestiture[(G)]	**—**	—	**(26)**	—
Legal settlement[(H)]	**—**	—	**(35)**	—
Intraperiod tax allocation[(I)]	**(220)**	—	**(220)**	—
Income tax valuation allowance release[(J)]	**—**	2,206	**—**	1,785

(A) The charges for adjustments to pre-existing warranties were primarily related to certain 2010 emission standard engines, which included charges related to extended warranty contracts, as well as costs related to certain field campaigns we initiated to address issues in products sold.

(B) In 2013, the North America Truck segment recognized asset impairment charges. The charges consisted of: (i) $77 million of charges related to the impairment of the entire goodwill balance related to the North America Truck segment, which was recorded in the fourth quarter of 2013, and (ii) $19 million of other asset impairment charges, which were primarily the result of our ongoing evaluation of our portfolio of assets to validate their strategic and financial fit, which led to the discontinuation of certain engineering programs related to products that were determined to be outside of our core operations or not performing to our expectations.
In the first quarter of 2012, the Company recognized asset impairment charges of $38 million that resulted from the decision to idle Workhorse Custom Chassis business, of which, $28 million was recognized in the Loss from discontinued operations, net of tax and $10 million was recognized by the North America Parts segment.

(C) In the quarter ended October 31, 2013, the Company leveraged efficiencies identified through redesigning our organizational structure and began implementing new cost-reduction initiatives, including an enterprise-wide reduction-in-force. As a result of these actions, the Company recognized restructuring charges of $11 million in the fourth quarter and year ended October 31, 2013.
In the quarter ended October 31, 2012, the Company announced actions to control spending across the Company with targeted reductions of certain costs. As a result of these actions, the Company recognized restructuring charges of $73 million in the quarter and year ended October 31, 2012.

(D) The North America Truck segment recorded charges for non-conformance penalties, primarily for certain 13L engine sales.

(E) Of the total charges for accelerated depreciation in the year ended October 31, 2013, $21 million, which included the $2 million recognized in the fourth quarter of 2013, were primarily related to certain assets affected by the discontinuation of certain engine programs, particularly the MaxxForce15L, and $20 million was related to certain assets related to the closure of our Garland Facility.

(F) In May 2013, the Company divested substantially all of our interest in the operations of Monaco. As a result of the divestiture, the Company impaired certain assets and recognized a loss totaling $24 million in the year ended October 31, 2013. The loss was included in the Loss from discontinued operations, net of tax.

(G) In the second quarter of 2013, the Company sold its stake in the Mahindra Joint Ventures to Mahindra. As a result of the divestiture, the Company recognized a gain of $26 million in the year ended October 31, 2013.

(H) As a result of the legal settlement in December 2012, the Company received cash proceeds of $35 million in the year ended October 31, 2013.

(I) In the quarter ended October 31, 2013, the Company met the criteria necessary to apply the exception within the intraperiod tax allocation rules, since we incurred a loss from continuing operations and income was recognized in both *Total other comprehensive income (loss)* and *Additional paid in capital*. As a result, the Company recorded income tax benefit of $220 million was recorded in Income tax benefit (expense) related to continuing operations, and an offsetting tax expense of $212 million and $8 million in *Total other comprehensive income (loss)* and *Additional paid in capital*, respectively.

(J) In the quarter and year ended October 31, 2012, the Company recognized an income tax expense of $2.0 billion for the increase in our income tax valuation allowance on our U.S. deferred tax assets, as well as an income tax expense of $233 million relating to the reversal of income tax benefits recorded during the first nine months of 2012. In the year ended October 31, 2012, the Company also recognized an income tax benefit of $189 million from the release of a significant portion of our valuation allowance on our Canadian deferred tax assets in the second quarter of 2012.

The above items, except for the tax-related items, did not have a material impact on taxes due to the valuation allowances on our U.S. deferred tax assets, which was established in the fourth quarter of 2012.

NYSE: NAV
NAVISTAR®
Q4 2013 Earnings – 12/20/2013
51